FOR IMMEDIATE RELEASE
Contact: Lauren DePaso
(502) 636-4506
Lauren.depaso@kyderby.com

Churchill Downs Incorporated Names Marcia Dall
Chief Financial Officer
LOUISVILLE, Ky. (September 23, 2015) - Churchill Downs Incorporated (NASDAQ: CHDN) (CDI or Company) today announced the appointment of Marcia A. Dall to serve as the Company’s Executive Vice President & Chief Financial Officer (“CFO”).
Dall will oversee financial reporting, financial compliance, financial planning and analysis, capital management, risk management, treasury and investor relations efforts. She will report to Chief Executive Officer William C. Carstanjen. Dall will assume her new role on October 12, 2015.
Dall succeeds Bill Mudd as CFO. Mudd has served as CFO since October 2007 and was promoted to President & CFO of CDI in August 2014. With Dall joining the CDI team, Mudd will continue to focus on his operational responsibilities. Mudd will remain President of CDI and will add the title of Chief Operating Officer.
Dall comes to her new position with thirty years of experience in finance. She joins CDI from Erie Indemnity Company (NASDAQ: ERIE), where she served as Executive Vice President and Chief Financial Officer for six years. Prior to joining ERIE in 2009, Dall served as Chief Financial Officer for the Healthcare division at Cigna Corp., a global health services company. Prior to Cigna, she was a corporate officer and the Chief Financial Officer for the International and U.S. Mortgage Insurance Segments of Genworth, a former subsidiary of General Electric. Dall began her career in 1985 in the Financial Management Program at General Electric and held various leadership roles both in finance and operations over her twenty plus tenure with GE.
Dall, a native of Indiana, completed her Bachelor of Science in accounting at Indiana University and Masters of Management from Northwestern University’s J.L. Kellogg School of Management. Dall is also a Certified Public Accountant.
“We are thrilled to welcome Marcia to our executive leadership team at Churchill Downs” said Carstanjen. “Marcia’s previous experience as a CFO of a large publicly traded company, her strong leadership skills, and her deep business experience at GE will be tremendous assets to the Company as we continue to grow. When we promoted Bill Mudd to the President role and transitioned significant operating responsibilities to him in August 2014, we always planned to fill the CFO position at the appropriate time. As we continue to grow and diversify our business operations, the time has come to fill the CFO position and we are extremely fortunate to be able to attract a candidate with Marcia’s credentials to join our executive team”.
ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as casino operations in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing LLC, in Lebanon, Ohio. CDI also owns Big Fish Games, Inc., one of the world’s largest producers and distributors of casual games; the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.

Information set forth in this discussion and analysis contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements.
The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently.
Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the impact of increasing insurance costs; the impact of interest rate fluctuations; maintaining favorable relationships we have with third-party mobile platforms, the inability to secure new content from third-party developers on favorable terms, keeping our games free from programming errors or flaws, the effect if smart phone and tablet usage does not continue to increase; the financial performance of our racing operations; the impact of casino competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Kentucky, Illinois, Louisiana and Ohio racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel or casino activities; a substantial change in allocation of live racing days; changes in Kentucky, Illinois, Louisiana or Ohio law or regulations that impact revenues or costs of racing in those states; the presence of wagering and casino operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate acquisitions and planned expansion projects including the effect of required payments in the event we are unable to complete acquisitions; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of Big Fish Games or TwinSpires to prevent security breaches within their online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic or anticipated levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen’s groups and their memberships; our ability to reach agreement with horsemen’s groups on future purse and other agreements (including, without limitation, agreements on sharing of revenues from casinos and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price.

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